UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2018

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of principal executive offices)		(Zip Code)

(860) 862-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company pursuant to Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act.  ☐

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition.

The Mohegan Tribal Gaming Authority d/b/a Mohegan Gaming & Entertainment (“MGE”) today issued a press release announcing the operating results for its first fiscal quarter ended December 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1. The press release and related information also may be found on MGE’s website at www.mohegangaming.com, under the “Financial Information/Financial Updates” section.

Subsequent to the issuance of the press release, MGE discovered an inadvertent error contained in the section entitled “Other Information—Interest Expense” relating to the calculation of the weighted average outstanding debt of MGE for the quarter ended December 31, 2017. Weighted average outstanding debt of MGE for the quarter ended December 31, 2017 was approximately $1.72 billion, as opposed to $1.82 billion as indicated in the press release and, thus, weighted average interest rate for the quarter was approximately 6.7%, instead of 6.3% as indicated in the press release. Accordingly, the section of the press release entitled “Other Information—Interest Expense” should read as follows:

“Interest Expense

Interest expense decreased by $1.7 million, or 5.7%, to $28.3 million for the quarter ended December 31, 2017 compared to $30.0 million in the first quarter of fiscal 2017. The reduction in interest expense was attributable to MGE’s October 2016 refinancing and April 2017 repricing transactions. Weighted average interest rate was 6.7% for each of the quarters ended December 31, 2017 and 2016. Weighted average outstanding debt was $1.72 billion for the quarter ended December 31, 2017 compared to $1.79 billion in the first quarter of fiscal 2017.”

Section 7 - Regulation FD

Item 7.01	Regulation FD Disclosure.

The disclosure in Item 2.02 of this Current Report relating to an inadvertent error contained in MGE’s earnings press release for its first fiscal quarter ended December 31, 2017 is incorporated herein by reference.

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Current Report:

99.1    Press Release of Mohegan Gaming & Entertainment, dated February 1, 2018.

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Mohegan Gaming & Entertainment, dated February 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY D/B/A MOHEGAN GAMING & ENTERTAINMENT

Date: February 1, 2018	By:	/s/ Kevin P. Brown
Kevin P. Brown
Chairman, Management Board